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                                                                      EXHIBIT 10

                       EXECUTIVE  COMPENSATION  PROGRAM
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                          BENEFITS/PERQUISITES SUMMARY
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BENEFITS/PERQUISITES                    ELIGIBILITY CRITERIA                PROGRAM DESCRIPTION
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
Executive Financial Counseling*      Managing Committee            Participants are eligible for a one-
                                     Impact Level 1                time comprehensive initial financial
                                     Impact Levels 2-3 & Age 55+   plan (up to $6,000) and an annual
                                                                   allowance for follow-up services
                                                                   (up to $2,500) for personal income
                                                                   tax, investment and estate plan-
                                                                   ning, as well as other related
                                                                   financial planning services, as
                                                                   appropriate.
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Vacation                             Managing Committee            Executives do not have a specific
                                     Impact Levels 1-3             annual vacation entitlement and
                                                                   may not purchase vacation under
                                                                   the company's Select benefits
                                                                   program.  They may, however
                                                                   arrange to schedule paid time off
                                                                   with their manager's approval.
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Business Travel                      SVP and above                 SVPs and above may travel
                                                                   business class if the flight is
                                                                   greater than three hours.  If
                                                                   business class is not available, the
                                                                   executive must travel coach.  First
                                                                   class travel is not permitted.
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Parking                              SVP and above                 SVPs and above are eligible for
                                                                   company-paid parking
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Club Memberships                     Based upon business need.     Club memberships are available to
                                                                   employees on a business need
                                                                   basis.  Corporation pays all
                                                                   initiation fees for luncheon and
                                                                   country clubs in addition to 100%
                                                                   of monthly luncheon club dues and
                                                                   50% of monthly country club
                                                                   dues.
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  * Eligible executives will receive additional information from Executive
    Programs #3005.


[BANK OF AMERICA LOGO]                                           NS-905   4/94
     APPEARS HERE